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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): December 13, 1995



                   SUPERIOR INDUSTRIES INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



        CALIFORNIA                     1-6615                  95-2594729
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)              Identification No.)



        7800 WOODLEY AVENUE, VAN NUYS, CALIFORNIA           91406
         (Address of principal executive offices)         (Zip Code)



     Registrant's telephone number, including area code:  (818) 781-4973



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Item 5.  Other Events

See Press Release dated December 12, 1995 (Exhibit 99.1) announcing a class action complaint filed against the Company.





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SUPERIOR INDUSTRIES INTERNATIONAL, INC.
                                                  (Registrant)


Date: December 13, 1995              By:  /s/  R. Jeffrey Ornstein
                                        _____________________________________
                                               R. Jeffrey Ornstein
                                               Vice President & CFO








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SUPERIOR                                     Investor Relations Line:
                                               (818) 771-5906

                                             Contact:
NEWS RELEASE                                   Superior Industries
____________                                     R. Jeffrey Ornstein
                                                 (818) 902-2700

                                               Ruder Finn, Inc.
                                                 Robert Ferris (New York)
                                                 (212) 715-1573
                                                 Harvey Farr (Los Angeles)
                                                 (213) 782-9324



                            CLASS ACTION COMPLAINT
                      FILED AGAINST SUPERIOR INDUSTRIES
                  AND CERTAIN OF ITS OFFICERS AND DIRECTORS

          VAN NUYS, CALIFORNIA, December 12, 1995 -- Superior Industries International, Inc. (NYSE: SUP) announced that a class action complaint was filed on December 5, 1995 in the United States District Court - Central District of California against the Company and certain of its officers and directors. The complaint is on behalf of all purchasers of Superior common stock during the period from March 31, 1995 through September 7, 1995 and was served on December 8, 1995. The complaint seeks unspecified damages, interest, reasonable attorneys' fees and other costs and extraordinary equitable and/or injunctive relief.

          Management of the Company believes that this action is without merit and intends to vigorously defend against the allegations in the complaint.

          A recognized leader in its field, Superior Industries International, Inc. supplies cast aluminum wheels for Ford and General Motors, Chrysler de Mexico, BMW, Jaguar and several Japanese manufacturers, including Toyota, Mazda, Nissan, Subaru and Isuzu, and also serves the national automotive aftermarket with a broad range of custom road wheel and accessory products.


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SUPERIOR INDUSTRIES INTERNATIONAL, INC.
7800 Woodley Avenue - Van Nuys, California 91406
(818) 781-4973 - FAX (818) 780-3500